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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): February 14, 2001

                                 HADRON, INC.
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             (Exact name of registrant as specified in its charter)

    NEW YORK                                                      11-2120726
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)

     5904 Richmond Highway, Suite 300, Alexandria, Virginia           22303
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:     (703) 329-9400
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         (Former name or former address, if changed since last report)
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   Item 8. Change in Fiscal Year.

   On February 14, 2001, the Board of Directors of Hadron, Inc. (the "Company") approved a change of the Company's fiscal year from the period of July 1 through June 30 to the period of January 1 through December 31, and declared the period of July 1, 2000 through December 31, 2000 the transition period. The Company will file a Form 10-K for the transition period on or before May 15, 2001.



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                                  SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2001              HADRON, INC.
                                     (Registrant)


                                     By: /s/
                                        ---------------------------------
                                         Sterling E. Phillips, Jr.
                                         Chief Executive Officer

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